UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2004

CELLCO PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	333-92214	22-3372889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Washington Valley Road Bedminster, NJ	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 306-7000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 13, 2004, Verizon Communications Inc. and Verizon Wireless issued a press release announcing that Andrew Halford, Verizon Wireless Vice President and Chief Financial Officer, has been named the Financial Director Designate of Vodafone Group and will be leaving his position with Verizon Wireless effective year-end 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELLCO PARTNERSHIP

Date: October 13, 2004	By:	/s/ Steven E. Zipperstein
Steven E. Zipperstein
Vice President – Legal & External Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated October 13, 2004, issued by Verizon Communications Inc. and Verizon Wireless.